Exhibit 99.1

TRI-STATE PAVING & SEALCOATING, LLC

(AN S-CORPORATION)

INDEPENDENT AUDITORS’ REPORT AND

FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

TRI-STATE PAVING & SEALCOATING, LLC

TABLE OF CONTENTS

DECEMBER 31, 2021 AND 2020

INDEPENDENT AUDITORS’ REPORT

To the Members

Tri-State Paving & Sealcoating, LLC

Opinion

We have audited the accompanying financial statements of Tri-State Paving & Sealcoating, LLC (a West Virginia corporation), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of income and members’ equity and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tri-State Paving & Sealcoating, LLC as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Tri-State Paving & Sealcoating, LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Tri-State Paving & Sealcoating, LLC’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

1

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Tri-State Paving & Sealcoating, LLC’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Tri-State Paving & Sealcoating, LLC’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

THE FYFFE JONES GROUP, AC

Huntington, West Virginia

March 2, 2022

TRI-STATE PAVING & SEALCOATING, LLC

BALANCE SHEETS

DECEMBER 31, 2021 AND 2020

	2021	2020
ASSETS
Current Assets
Cash	$2,091,932	$1,406,056
Trade Receivable	415,499	195,664
Tax Credit Receivable	403,454	-
SUTA Receivable	3,164	3,164
Lease Receivable	-	1,650
Prepaid Taxes	27,532	32,683
Prepaid Insurance	60,344	65,970
Inventory	62,238	48,579
Total Current Assets	3,064,163	1,753,766

Property and Equipment
Building	46,099	46,099
Concrete Plant	616,579	616,577
Leasehold Improvements	99,111	56,020
Furniture and Fixtures	30,913	30,913
Machinery and Equipment	2,100,262	1,583,950
Vehicles	4,759,586	4,603,237
Less - Accumulated Depreciation	(3,728,706)	(3,394,112)
Total Property and Equipment	3,923,844	3,542,684

Other Assets
Utility Deposit	800	449
Total Other Assets	800	449
TOTAL ASSETS	$6,988,807	$5,296,899

See the Accompanying Notes to the Financial Statements and Independent Auditors’ Report

TRI-STATE PAVING & SEALCOATING, LLC

BALANCE SHEETS

DECEMBER 31, 2021 AND 2020

	2021	2020
LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Current Portion of Long Term Debt	$318,679	$670,863
Accounts Payable	67,784	55,018
Accrued Tax Liabilities	68,389	24,432
Credit Cards Payable	49,194	28,972
Allowance for Warranty Work	-	11,253
SIMPLE Withholding	8,385	7,520
Insurance Withholding	24,229	217
Accrued Vacation	37,773	26,929
Accrued Wages	70,971	65,542
Total Current Liabilities	645,404	890,746

Long Term Liabilities
CAT Financial Loan	107,415	147,960
Ford Motor Company Loan	46,570	57,828
Peoples Bank Loan	921,016	810,319
Kubota Loan	315,031	127,581
CNH Industrial Loan	87,948	-
Wells Fargo Loan	-	82,788
Less - Current Portion of Long Term Debt	(318,679)	(670,863)
Total Long Term Liabilities	1,159,301	555,613
Total Liabilities	1,804,705	1,446,359

Members’ Equity
Members’ Equity	5,184,102	3,850,540
Total Members’ Equity	5,184,102	3,850,540
TOTAL LIABILITIES AND MEMBERS’ EQUITY	$6,988,807	$5,296,899

See the Accompanying Notes to the Financial Statements and Independent Auditors’ Report

TRI-STATE PAVING & SEALCOATING, LLC

STATEMENTS OF INCOME AND MEMBERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	2021	2020
REVENUE EARNED
Service Revenue Earned	$9,298,688	$9,630,538
Concrete Sales	144,961	164,452
Total Revenue Earned	9,443,649	9,794,990

COST OF REVENUES EARNED
Direct Material	1,636,635	1,734,704
Total Cost of Revenues Earned	1,636,635	1,734,704
GROSS PROFIT	7,807,014	8,060,286

OPERATING EXPENSES
Advertising	32,821	11,246
Bank and Credit Card Fees	7,380	5,809
Computer Expense	80,795	68,285
Contributions	4,349	4,678
Damage Claim	7,558	1,341
Depreciation Expense	964,376	836,505
Dues and Subscriptions	9,322	10,497
Equipment Lease	2,210	106
Fuel Expense	348,871	247,209
Insurance - General	229,688	207,588
Insurance - Workers Comp	129,929	86,629
Insurance - Health	142,415	132,158
Insurance - Life	-	887
Interest Expense	32,345	48,175
Licenses and Permits	4,341	3,737
Licenses - Vehicle	59,296	37,550
Janitorial	11,791	12,781
Meals	21,641	55,709
Medical Expense	14,330	8,983
Office Expense	30,269	53,843
Payroll Processing Fee	18,057	15,657
Professional Fees	77,771	101,006
Rent Expense	170,479	206,299
Repairs and Maintenance	330,991	345,608
Retirement Expense	33,589	33,867
Salaries	3,155,997	3,386,233
Security and Safety	7,932	6,707
Supplies	120,583	122,359
Travel	23,937	57,464
Taxes - Other	338,553	227,215
Taxes - Payroll	275,233	271,024
Telephone Expense	4,002	7,195
Uniforms	9,907	13,579
Utilities	89,429	93,431
Total Expense	6,790,187	6,721,360

NET ORDINARY INCOME (LOSS)	1,016,827	1,338,926

See the Accompanying Notes to the Financial Statements and Independent Auditors’ Report

TRI-STATE PAVING & SEALCOATING, LLC

STATEMENTS OF INCOME AND MEMBERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	2021	2020
OTHER INCOME
Interest Income	$-	$67
Gain on Asset Disposal	256,892	28,676
Government Grants	670,721	574,600
Other Income	-	8,701
Total Other Income	927,613	612,044

OTHER EXPENSE
Loss on Asset Disposal	8,064	16,162
Total Other Expense	8,064	16,162
NET OTHER INCOME AND EXPENSE	919,549	595,882
NET INCOME (LOSS)	$1,936,376	$1,934,808

Beginning Members’ Equity	3,850,540	2,479,974
Less: Members’ Distributions	(602,814)	(564,242)
ENDING MEMBERS’ EQUITY	$5,184,102	$3,850,540

See the Accompanying Notes to the Financial Statements and Independent Auditors’ Report

TRI-STATE PAVING & SEALCOATING, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	2021	2020
CASH FLOW FROM OPERATING ACTIVITIES
Net Income (Loss)	$1,936,376	$1,934,808
Adjustments to reconcile Net Income (Loss) to net cash provided by operating activities:
Depreciation and Amortization	964,376	836,505
Loss on Disposal of Assets	8,064	16,162
Gain on Sale of Assets	(256,892)	(28,676)
(Increase) decrease in:
Trade Receivable	(219,835)	196,148
Insurance Receivable	-	12,289
Tax Credit Receivable	(403,454)	-
SUTA Receivable	-	(3,164)
Lease Receivable	1,650	(1,650)
Prepaid Taxes	5,152	(32,683)
Prepaid Insurance	5,626	(56,881)
Inventory	(13,659)	(9,000)
Utility Deposit	(351)	1,421
Increase (decrease) in:
Accounts Payable	12,766	(2,346)
Accrued Tax Liabilities	43,957	274
Credit Cards Payable	20,222	(11,152)
Allowance for Warranty Work	(11,253)	11,253
SIMPLE Withholding	865	7,520
Insurance Withholding	24,012	(10,294)
Accrued Vacation	10,844	(47,659)
Accrued Wages	5,429	9,705
Net Cash Provided (Used) By Operating Activities	2,133,895	2,822,580

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Fixed Assets	(1,466,234)	(1,599,122)
Sale of Fixed Assets	369,525	135,670
Net Cash Provided (Used) By Investing Activities	(1,096,709)	(1,463,452)

CASH FLOW FROM FINANCING ACTIVITIES
Shareholder Distributions	(602,814)	(564,242)
Loan from CAT Financial	-	202,723
(Reduction in) CAT Financial Loans	(40,545)	(137,963)
Loan from Wells Fargo	-	93,318
(Reduction in) Wells Fargo Loans	(82,788)	(51,030)
Loan from Kubota	270,819	127,500
(Reduction in) Kubota Loans	(83,369)	(70,936)
Loan from Peoples Bank	481,901	439,116
(Reduction in) Peoples Bank Loans	(371,204)	(664,149)
Loan from Ford	-	60,417
(Reduction in) Ford Loan	(11,258)	(2,590)
Loan from CNH Industrial	98,998	-
(Reduction in) CNH Industrial Loan	(11,050)	-
(Reduction in) Williamstown Bank Loan	-	(72,176)
Net Cash Provided (Used) By Financing Activities	(351,310)	(640,012)

NET CASH INCREASE (DECREASE)	685,876	719,116

CASH AT BEGlNNlNG OF YEAR	1,406,056	686,940

CASH AT END OF YEAR	$2,091,932	$1,406,056
SUPPLEMENTAL DISCLOSURES:
Interest Paid	$32,345	$48,175
Income Taxes Paid	$-	$-

See the Accompanying Notes to the Financial Statements and Independent Auditors’ Report

TRI-STATE PAVING & SEALCOATING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

NOTE 1 – NATURE OF OPERATIONS:

Tri-State Paving & Sealcoating, LLC (the Company), was formed in 2010, and is a Hurricane, West Virginia based limited liability company. The Company is involved in paving, sealcoating and repair and maintenance projects for customers, most of whom are utility companies located in West Virginia. Additional contracts have been awarded in the Chattanooga, Tennessee, which includes operations in both Tennessee and northern Georgia.

A second activity is a leading edge, ready mix concrete plant which produces ready-mixed concrete and construction aggregates covering several counties in West Virginia from the Greater Kanawha Valley to Mason County, West Virginia. Tri-State Paving & Sealcoating, LLC performs this activity in the form of doing business as Mozack Concrete. Mozack Concrete is not a separate legal entity, and the financial activity for Mozack Concrete is presented within the Tri-State Paving & Sealcoating, LLC activity.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. These financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Revenues and Cost Recognition

For service and maintenance contracts for which the Company has the right to consideration from the customer in an amount that corresponds directly with the value to the customer of the Company’s performance completed to date, revenue is recognized when services are performed. For these contracts, the Company typically bills the customer a fixed amount for each hour of labor provided, as well as a fixed markup on materials used. Revenue recognized on these contracts is calculated in the amount to which the Company has a right to invoice for services performed (an output method utilizing a practical expedient). Contract costs include all direct material and labor costs, subcontract costs and those indirect costs related to contract performance, such as supplies, repairs and insurance costs. General and administrative costs are charged to expense as incurred.

For service and maintenance contracts that do not meet the preceding criteria, revenue is recognized when services are performed using the same methodology as described above. Very few contracts, if any, year to year will not meet the preceding criteria.

Revenues from rendering of services, net of contract discounts and allowances (including cash discounts given to customers), are included in service revenues earned, net.

TRI-STATE PAVING & SEALCOATING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.):

Cash and Cash Equivalents

For purposes of reporting cash flows, all highly liquid financial instruments with original maturity dates of less than three months are considered to be cash equivalents.

Trade Receivables

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have not been material to the financial statements. The Company does not bill for retainage on its contracts. The Company did not recognize any bad debts for the year ended December 31, 2021 and 2020. The Company performs ongoing credit evaluations of the customers’ financial condition and generally requires no collateral from the customers. As of December 31, 2021 and 2020, all accounts receivable amounts are deemed to be collectible, therefore an allowance for doubtful accounts has not been recorded.

Inventory

Inventories are valued at the lower of cost or net realizable value.

Property and Equipment

Property and equipment are capitalized at cost. Depreciation is calculated using the straight-line method for financial reporting purposes, over the estimated useful lives of the assets which range from 3 to 40 years. Maintenance and repairs are charged to expense as incurred. Retirements and other disposals of property are removed from the accounts at their carrying values; any gains or losses resulting from dispositions are reflected in income. Depreciation expense was $964,376 for the year ended December 31, 2021 and $836,505 for the year ended December 31, 2020.

Income Taxes

The Company, with the consent of its members, has elected under the Internal Revenue Code to be an S-Corporation. In lieu of corporation income taxes, the members of an S-Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

TRI-STATE PAVING & SEALCOATING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.):

U.S. generally accepted accounting principles require the Company to account for uncertain tax positions. The Company is not aware of any significant tax positions taken by management which are subject to uncertainty or pose a reasonable possibility of change by Federal or State tax authorities. With few exceptions, the Company is no longer subject to U.S. Federal or State income tax examinations by tax authorities for years before 2018.

Presentation of Sales Taxes

The State of West Virginia imposes a sales tax of 6.0% and additional percentages up to 1.0% for specific municipalities on all of the Company’s sales to nonexempt customers. The Company also operates in the State of Tennessee which follows the same policies as West Virginia although sales tax rates are 7.0% with additional percentages up to 1.5% to 2.75% for specific municipalities. The Company collects that sales tax from customers and remits the entire amount to the State. The Company’s accounting policy is to exclude the tax collected and remitted to the State from revenues and cost of sales.

Advertising

The Company expenses advertising costs as incurred. During the years ended December 31, 2021 and 2020, the Company incurred $32,821 and $11,246 in advertising expense respectively, which is included in advertising expense on the accompanying statements of income and retained earnings.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Compensated Absences

Employees are eligible for vacation hours after an employee’s one year, hire date anniversary. As of January 1, 2019, vacation hours could be rolled over into subsequent years. As of December 31, 2021 and 2020, the Company was liable for $37,773 and $26,929, respectively, of equivalent compensation.

Warranties

The company guarantees its work for one year after the date of project completion. The Company accrues an estimate of its warranty liability cost on a case by case basis once a job has been assessed it will need warranty work.

TRI-STATE PAVING & SEALCOATING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

NOTE 3 – TRADE RECEIVABLE:

As of December 31, 2021, there were no receivables over 60 days old. All completed jobs were billed prior to the year end. Trade receivables are generally extended on a short term basis and thus do not bear interest or finance charges.

The beginning and ending balances for accounts receivable were as follows:

	December 31:
	2021	2020	2019
Accounts receivable billed for contracts with customers	$415,499	$195,664	$391,812

NOTE 4 – INVENTORY:

Inventories at December 31, 2021 consist of the following:

Raw Material-Concrete Plant	$37,511
Supplies	23,804
Paving Material	923
Total	$62,238

Inventories at December 31, 2020 consist of the following:

Raw Material-Concrete Plant	$47,640
Paving Material	939
Total	$48,579

NOTE 5 – LINE OF CREDIT:

The Company has available a secured line of credit with Peoples Bank with maximum borrowings of $600,000 maturing April 22, 2022, at which point the balance will be due in full. The line of credit had a balance of $0 as of December 31, 2021 and $0 as of December 31, 2020. The line of credit is guaranteed by all inventory, accounts, chattel paper, equipment, and general intangibles. The interest rate on borrowings for the line of credit is prime plus 0.5%, or 3.75% at December 31, 2021.

NOTE 6 – LONG TERM LIABILITIES:

The Company has an installment loan with Peoples Bank at 2.85% APR with a December 31, 2021 and 2020 balance of $601,706 and $439,116, respectively. This loan is secured by all inventory, accounts, chattel paper, equipment, and general intangibles and reaches full maturity in April, 2026.

TRI-STATE PAVING & SEALCOATING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

NOTE 6 – LONG TERM LIABILITIES (CONT.):

The Company had an installment loan with Peoples Bank at 3.25% APR with a December 31, 2021 and 2020 balance of $0 and $371,203, respectively. This loan was paid off in 2021.

The Company has an installment loan with Peoples Bank at 3.13% APR with a December 31, 2021 and 2020 balance of $319,311 and $0, respectively. This loan is secured by all inventory, accounts, chattel paper, equipment, and general intangibles and reaches full maturity in April, 2027.

The Company has an interest-free installment loan with Ford Motor Company with a December 31, 2021 and 2020 balance of $46,570 and $57,828, respectively. This loan is secured by a 2021 Ford F-150 and reaches full maturity in July, 2026.

The Company has an interest-free installment loan with CNH Industrial with a December 31, 2021 and 2020 balance of $87,947 and $0, respectively. The loan is secured by equipment.

The Company had an installment loan with Wells Fargo at 1.5% APR with a December 31, 2021 and 2020 balance of $0 and $82,788, respectively. This loan was paid off in 2021.

The Company has seven interest-free installment loans with Kubota Credit Corporation with a December 31, 2021 and 2020 balance of $315,031 and $127,581, respectively. The loans are secured by various equipment and reach full maturity in December, 2023 and March, 2024.

The Company has two interest-free installment loans with CAT Financial with a December 31, 2021 and 2020 balance of $107,415 and $147,960. This loan is secured by various equipment and reach full maturity in December, 2023 and April, 2025.

Outstanding Debt at December 31 is as follows:

	2021	2020
Total Long Term Liabilities	$1,477,980	$1,226,476
Less: Current Maturities	(318,679)	(670,863)
Total Long Term Liabilities	$1,159,301	$555,613

Current maturities for Long-Term Debt for each of the next five years are as follows:

January 1, 2022 - December 31, 2022	$318,679
January 1, 2023 - December 31, 2023	318,679
January 1, 2024 - December 31, 2024	259,467
January 1, 2025 - December 31, 2025	218,967
January 1, 2026 - December 31, 2026	42,876
Thereafter	319,312
$1,477,980

TRI-STATE PAVING & SEALCOATING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

NOTE 7 – MEMBERS’ EQUITY:

The Company has two members, Un K. Corns and David Corns, each holding 52% and 48% ownership of the Company, respectively.

NOTE 8 – PENSION PLANS:

The Company has established a prototype SIMPLE IRA plan for eligible employees. Participants are required to earn at least $5,000 in compensation to be eligible. Participants may make elective contributions into the Plan and the Company will match contributions up to 3% of their compensation. The Company contributed $33,589 and $33,867 to the plan for the years ending December 31, 2021 and 2020 respectively.

NOTE 9 – LEASES:

The Company occasionally rents equipment under month-to-month operating leases. The equipment rent expense for the years ending December 31, 2021 and 2020 was $2,210 and $38,661 respectively.

The Company rents lot space to accommodate equipment in use at their Georgia location under month to month leases. The lot space rent expense for the years ending December 31, 2021 and 2020 was $16,650 and $22,200, respectively.

The Company executed a multiyear building lease for storage, repairs, and office space to accommodate equipment in use at their Tennessee location in September, 2021. The terms of the lease are $5,375 monthly for 36 months.

The Company executed a multiyear land lease for operating a cement batch plant and storing equipment in July, 2014 and amended the lease in July, 2017, and again in July, 2019. The terms of the current lease are $3,000 monthly for 60 months which includes property taxes.

The Company executed a multiyear, triple net lease for its office space and warehouse space in August, 2017. The terms of the lease are $7,000 monthly for 60 months with an option to purchase. The Company previously utilized a building owned by the Company.

Future minimum lease payments are as follows:

Periods ended:
January 1, 2022 - December 31, 2022	$149,500
January 1, 2023 - December 31, 2023	100,500
January 1, 2024 - December 31, 2024	58,000
Total	$308,000

TRI-STATE PAVING & SEALCOATING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

NOTE 10 – CONCENTRATION OF CREDIT RISK:

The Company maintains cash balances with several financial institutions located in Cabell and Putnam County, West Virginia. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. At December 31, 2021, the Company had $1,895,514 exceeding the federal insured limit.

Operating revenue consisted of paving related services and concrete related sales. For the years ended December 31, 2021 and 2020, paving related revenue consisted of 98% and 98%, respectively, of all operating revenue, with concrete sales consisting of the remaining 2% and 2%, respectively.

The Company extends credit to regular customers and routinely assesses the financial strength of its customers, and as a consequence, believes that its trade accounts receivable credit risk is limited and therefore, has not included an allowance for doubtful accounts.

NOTE 11 – PAYROLL PROTECTION PROGRAM:

During the year ended December 31, 2021, the Company received a loan in the amount of $670,720 under the Payroll Protection Program (PPP Loan) from the Small Business Administration (SBA). Under the terms of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), PPP Loan recipients can apply for, and be granted forgiveness for, all or a portion of the PPP Loan and accrued interest. Such forgiveness will be determined, subject to limitations, based on the use of PPP Loan proceeds for payment of payroll costs and any payments of mortgage interest, rent, utilities, covered operations expenditures, covered property damage, covered supplier costs, and covered worker protection expenditures, and retention of employees and maintaining salary levels.

Management has elected to analogize International Accounting Standards (IAS) 20 – Accounting for Government Grants and Disclosure of Government Assistance to recognize the Company’s PPP Loan. IAS 20 provides a model for the accounting of different forms of government assistance, which includes forgivable loans. Under this model, government assistance is not recognized until there is reasonable assurance (similar to the probable threshold in U.S. GAAP) that any conditions attached to the assistance will be met and the assistance will be received.

During 2021, the Company received notification from the SBA that this PPP Loan has been forgiven. As a result, in accordance with IAS 20, the Company has recognized the use of $670,720 of the PPP Loan proceeds as of December 31, 2021 as Other Income.

TRI-STATE PAVING & SEALCOATING, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2021 AND 2020

NOTE 12 – EMPLOYEE RETENTION CREDIT:

Subsequent to December 31, 2021, the Company applied for the Employee Retention Credit (ERC), which is a credit against certain payroll taxes allowed to an eligible employer for qualifying wages, as established by the CARES Act and further amended by the Consolidated Appropriations Act (CAA) and the American Rescue Plan (ARP). In accordance with Internal Revenue Service guidance and U.S. generally accepted accounting principles, the Company is reporting the entire credit amount of $403,454 as a current asset at December 31, 2021, tax credit receivable, and a reduction of salaries for the year ended December 31, 2021.

NOTE 13 – SUBSEQUENT EVENTS:

The Company’s operations may be affected by the ongoing outbreak of the ongoing coronavirus disease (COVID-19) which was declared a pandemic by the World Health Organization in March 2020. The ultimate disruption which may be caused by the outbreak is uncertain; however, it may result in a material adverse impact on the Company’s financial position, operations, and cash flows.

Management has evaluated subsequent events through March 2, 2022, the date the financial statements were available to be issued.